UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                               ------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 30, 2006
                Date of report (Date of earliest event reported)
                               ------------------

                             TALLY HO VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)
                               ------------------


            Delaware                333-104631            43-1988542
 (State of Other Jurisdiction of   (Commission          (IRS Employer
 Incorporation or Organization)    File Number)         Identification)

                 115 Route d' Arlon, L-8311 Capellen, Luxembourg
          (Address of principal executive offices, including zip code)

                                011-352 2630 1540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
                               ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

     Item 2.01   Completion of Acquisition or Disposition of Assets

     This Amended Current Report on Form 8-K/A of Tally Ho Ventures, Inc. (the "Company") constitutes Amendment No. 1 to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the "SEC") on August 16, 2006 (the "Original 8-K"). In the Original 8-K, the Company disclosed, among other things, the completion of the sale of Protrust Financial Services Group SA, a company incorporated under the laws of the Canton of Ticino, Switzerland. The purpose of this Amendment is to provide certain financial information of the business acquired as set forth in Item 9.01 of Form 8-K.


Section 9 - Financial Statements and Exhibits

     Item 9.01   Financial Statements and Exhibits

     (a)     Financial Statements of Business Acquired.

     Attached as Exhibit 99.1 are the financial statements of Protrust filed in compliance with Item 9.01(a) of Form 8-K.

     (b)     Pro Forma Financial Information

     The following unaudited pro forma financial presentation is included in compliance with Item 9.01(b) of Form 8-K. It gives effect to the Protrust acquisition as if it occurred on August 4, 2006. The unaudited pro forma consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. The unaudited pro forma consolidated statements of operations are presented for illustrative purposes and do not purport to represent what results of operations would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods.


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


                                 MASTER TRUST SA
                            PROJECTED BALANCE SHEETS

                                         2005          2006          2007          2008          2009
ASSETS
Current assets
Cash and cash equivalents               216,213       308,320       439,664       626,961       894,046
Trade accounts receivable               398,796       479,751       577,141       694,300       835,243
Other Current Assets                    133,107       202,455       307,934       468,368       712,387
                                   ---------------------------------------------------------------------
                                        748,115       990,526     1,324,739     1,789,629     2,441,677
                                   ---------------------------------------------------------------------

Non-current assets                      246,990       992,681     2,303,200     4,087,140     6,504,869

                                   ---------------------------------------------------------------------
TOTAL ASSETS                            995,105     1,983,207     3,627,939     5,876,769     8,946,546
                                   =====================================================================

LIABILITIES AND
SHAREHOLDERS' EQUITY
Current liabilities
Trade accounts payable                  308,785       422,881       579,136       793,126     1,086,187
Other accounts payable                  343,590       488,426       694,318       987,000     1,403,060
Other Current Liabilities                   304           429           604           852         1,201
                                   ---------------------------------------------------------------------
                                        652,679       911,736     1,274,058     1,780,979     2,490,448
                                   ---------------------------------------------------------------------

Other provisions                        151,206       182,052       219,190       263,905       317,742
                                   ---------------------------------------------------------------------
                                        151,206       182,052       219,190       263,905       317,742
                                   ---------------------------------------------------------------------
Shareholders' equity
Share capital                            75,603       100,000       100,000       100,000       100,000
Legal reserve                           113,404       200,000       200,000       200,000       200,000
Retained Earnings                         2,214       589,419     1,834,691     3,531,885     5,838,355

                                   ---------------------------------------------------------------------
                                        191,221       889,419     2,134,691     3,831,885     6,138,355
                                   ---------------------------------------------------------------------
                                        995,106     1,983,207     3,627,939     5,876,769     8,946,546
                                   =====================================================================


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


                                 MASTER TRUST SA
                           PROJECTED INCOME STATEMENTS

                                                    2005            2006            2007            2008            2009

Commissions received                                     0       1,042,626       2,458,512       3,338,659       5,201,631
Management fees received                         3,159,472       3,791,367       4,549,640       5,459,568       6,551,482
Other income                                       183,073         219,688         263,625         316,351         379,621
Total income                                     3,342,546       5,053,681       7,271,777       9,114,578      12,132,733
                                            -------------------------------------------------------------------------------

Management fees paid                            -1,226,968      -1,840,452      -2,760,679      -3,036,747      -3,340,421
Personnel expenses                                -877,938        -984,169      -1,103,253      -1,236,747      -1,386,393
Office and other rent, related expenses           -200,807        -251,008        -313,760        -392,201        -490,251
Traveling expenses                                 -16,184         -25,894         -41,430         -66,288        -106,061
Vehicle expenses                                  -131,661        -289,654        -637,239      -1,401,926      -3,084,238
Administration expenses and consulting
 fees                                             -703,730        -774,103        -851,514        -936,665      -1,030,331
Depreciation expense                                -1,171          -1,312          -1,469          -1,645          -1,843
Other operating expenses                          -268,949        -274,328        -279,815        -285,411        -291,119
Profit/Loss before interest and taxes              -84,863         612,760       1,282,618       1,756,948       2,402,076
                                            -------------------------------------------------------------------------------

Financial income                                     1,553           2,485           3,975           6,361          10,177
Financial expense                                     -236            -377            -604            -966          -1,546
Exchange differences                               -15,905         -25,449         -40,718         -65,148        -104,237
                                            -------------------------------------------------------------------------------
Net Profit for the year                            -99,451         589,419       1,245,272       1,697,194       2,306,470
                                            ===============================================================================


NOTES TO PROJECTED FINANCIAL STATEMENTS

1. The projected financial statements are based on the business plans prepared by management for development of the acquired subsidiary.
2. The financial results forecasted are subject to other acquisition plans the management has under consideration.
3. While arriving at the above figures, management has relied upon several presumptions and forecasted circumstances.
4. In the event of any changes to the anticipated conditions or if the Company fails to complete acquisitions as planned, the above financial statements may become unrealistic.
5.   The pro forma financials above are not guaranteed by the management.

     (d)     Exhibits

     99.1 Audited financial statements of Protrust for the Years Ended 2004 and 2005.


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


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TALLY HO VENTURES, INC.

Date: November 30, 2006                  By:  /s/ Jose Meleth
                                              -----------------------------
                                              Jose Meleth
                                              Chief Financial Officer

                                              -----------------------------


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